1000126107
19816081
Chase
2
DELINQ(209/209)
LA
1/1/2005
7/11/2005
$175,000.00
$125,000.00
$35,000.00
$34,883.11
99.93%
139.81%
-28.57%
Conventional
w/o PMI
4/8/2005
$139,885.24
Summary:
10/28/2005 10:33:44 AM
RICHIE
Walk/Charge off in process. Insufficient equity to pursue 2nd lien
1000179032
19822121
Chase
2
DELINQ(149/149)
KY
1/1/2005
4/29/2005
4/21/2005
$177,000.00
$180,000.00
$35,300.00
$35,101.63
99.72%
97.94%
1.69%
Conventional
w/o PMI
4/8/2005
$141,200.00
Summary:
10/28/2005 10:34:00 AM
RICHIE
Walk/Charge off in process. Insufficient equity to pursue 2nd lien
1000190885
19823053
Chase
1
DELINQ(179/179)
MO
1/1/2005
6/17/2005
9/20/2005
$75,000.00
$70,000.00
$63,750.00
$63,632.08
85.00%
90.90%
-6.66%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
10/28/2005 10:34:11 AM
RICHIE
Default letter issued 08-23-05. Receiving promises to pay, in Loss Mitigation
1000191544
19823111
Chase
2
DELINQ(269/269)
MI
1/1/2005
5/16/2005
$195,000.00
$175,000.00
$39,000.00
$38,911.79
100.00%
111.37%
-10.25%
Conventional
w/o PMI
4/8/2005
$156,000.00
Summary:
11/9/2005 10:04:09 AM
CHARLIE
The first payment date for this loan was 1/1/2005. The borrower made the first payment and defaulted from that point on, making this an early payment default. The loan was originated by New Century who was servicing it at that time. Additionally, the original appraisal value for this property was $195,000. In May, 2005 the servicer ordered a new BPO and the value of the property declined to $175,000.
11/9/2005 9:40:04 AM
CHARLIE
As per the servicer this loan was charged off because it was in the second position and did not have enough equity to proceed. Neww Century was in the first position on the senior lien which was in foreclosure. The BPO value was placed at $165,000 and the senior upb was $155,864. There is no record of funds being received on this account. The charged off amount was $38,911.79.
10/28/2005 10:34:21 AM
RICHIE
Charge off completed 08-24-05. Insufficient equity to pursue 2nd lien
1891808
19786714
Chase
1
DELINQ(149/149)
PA
1/1/2005
5/26/2005
$113,000.00
$113,000.00
$101,700.00
$101,371.58
90.00%
89.70%
0.00%
Conventional w/
PMI
4/8/2005
$0.00
Watch List Report
Date: 11/22/2005 2:01:41 PM Deal Number: SASCO 2005-NC1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 3 (11 records returned)

Summary:
10/28/2005 10:31:08 AM
RICHIE
PHFA pending.
1901682
19788132
Chase
2
DELINQ(239/239)
MN
12/1/2004
5/17/2005
$123,000.00
$105,000.00
$24,430.00
$24,327.02
99.31%
116.23%
-14.63%
Conventional
w/o PMI
4/8/2005
$97,720.00
Summary:
11/9/2005 12:25:50 PM
CHARLIE
As per the servicer this account was charged off due to insufficient equity to cover the second position. Homeq held the senior lien with a upb of $97,720. The BPO value for this property was $105,000. The amount that was charged off was $25,956 which consists of the upb of $24,327.02 and $1,543.98 in interest advances and $85 in corporate advances representing the cost of the BPO.
11/9/2005 10:07:57 AM
CHARLIE
The first payment date for this loan was 12/1/2004. The borrower made the first 3 payments and defaulted from that point on. Additionally, the original appraisal value for this property was $123,000. In May, 2005 the servicer ordered a new BPO and the value of the property declined to $105,000.
10/28/2005 10:31:29 AM
RICHIE
Charge off completed 09-30-05. Insufficient equity to pursue 2nd lien
1928159
19791714
Chase
1
DELINQ(209/209)
TX
12/1/2004
7/31/2005
6/21/2005
$550,000.00
$256,000.00
$512,525.00
$511,049.28
93.19%
199.62%
-53.45%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
10/28/2005 12:09:17 PM
RICHIE
Reconciliation completed 10-18-05. Researcher believes appraiser user superior comps and possibly included acreage that was not part of the property legal description. Property is large, but dated and cannot compete with newer construction in more easily accessed areas. Value is being tied closer to the most recent
BPO value.
10/28/2005 10:31:50 AM
RICHIE
Property in hurricane Rita area, unable to proceed at this time.
1937557
19794130
Chase
2
DELINQ(149/149)
GA
1/1/2005
5/31/2005
9/8/2005
$118,000.00
$70,000.00
$23,600.00
$23,471.66
100.00%
168.38%
-40.67%
Conventional
w/o PMI
4/8/2005
$94,400.00
Summary:
10/28/2005 12:09:35 PM
RICHIE
08-16-05 BPO came back at $90000.00 which does not require a reconciliation. No review of the original appraisal has been done
10/28/2005 10:32:03 AM
RICHIE
Walk/Charge off in process. Insufficient equity to pursue 2nd lien
1954626
19799501
Chase
1
DELINQ(209/209)
TX
1/1/2005
8/30/2005
6/23/2005
$134,000.00
$90,000.00
$89,990.00
$89,832.71
67.16%
99.81%
-32.83%
Conventional
w/o PMI
4/8/2005
$0.00
Summary:
Watch List Report
Date: 11/22/2005 2:01:41 PM Deal Number: SASCO 2005-NC1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 3 (11 records returned)

10/28/2005 10:32:35 AM
RICHIE
Property in hurricane Rita area, unable to proceed at this time.
1956330
19800044
Chase
2
DELINQ(179/179)
NE
1/1/2005
5/9/2005
8/2/2005
$85,000.00
$85,000.00
$20,000.00
$19,915.09
100.00%
99.90%
0.00%
Conventional
w/o PMI
4/8/2005
$65,000.00
Summary:
10/28/2005 10:32:57 AM
RICHIE
Walk/Charge off in process. Insufficient equity to pursue 2nd lien
1969967
19807197
Chase
2
DELINQ(149/149)
LA
1/1/2005
8/23/2005
$160,500.00
$160,500.00
$32,000.00
$31,623.12
99.69%
99.45%
0.00%
Conventional
w/o PMI
4/8/2005
$128,000.00
Watch List Report
Date: 11/22/2005 2:01:41 PM Deal Number: SASCO 2005-NC1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 3 (11 records returned)
Watch List Report
Date: 11/22/2005 2:01:41 PM Deal Number: SASCO 2005-NC1 Report As of: 10/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 3 (11 records returned)